UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Information Statement

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☒	Definitive Information Statement

ONCOLIN THERAPEUTICS, INC.
(Name of Registrant As Specified In Its Charter)

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INFORMATION STATEMENT
Relating to Notice of Written Consent of Shareholders
in Lieu of a Special Meeting of Shareholders

Oncolin Therapeutics, Inc.
710 N. Post Oak Road, Suite 410
Houston, Texas 77024
(713) 780-0806

June 12, 2010

To Our Shareholders:

The purpose of this Notice is to inform you that shareholders owning a majority of the outstanding shares of the common stock, par value $.001, of Oncolin Therapeutics, Inc. have approved the following actions by written consent in lieu of a special meeting:

(1)	an Amendment to our Amended and Restated Articles of Incorporation to change our corporate name to “China Development Group, Inc.”;

(2)	an Amendment of our Amended and Restated Articles of Incorporation to effect a 1-for-20 reverse split of our outstanding common stock;

(3)	the adoption of the Second Amended and Restated Articles of Incorporation that would effect (1) and (2) above;

(4)	the adoption of our 2010 Stock Option Plan; and

(5)	the ratification of Malone & Bailey, P.C., Houston, Texas, as our independent auditors for the fiscal years ended March 31, 2009 and 2010.

The record date for the determination of shareholders entitled to receive notice on the preceding items was June 4, 2010.

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the filing of the Articles of Amendment to Amended and Restated Articles of Incorporation will not be effected until a date at least 20 days after the date on which this Information Statement has been mailed to our shareholders.  We anticipate that the actions contemplated herein will be effected on or about the close of business on July 6, 2010.

We have asked or will ask brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of our common stock held of record by such persons.

WE ARE NOT ASKING FOR YOUR PROXY.  Because the written consent of shareholders satisfies any applicable shareholder voting requirement of the Nevada Revised Statutes, our Amended and Restated Articles of Incorporation, as amended, and Bylaws, we are not asking for a proxy and you are not requested to send one.

The accompanying Information Statement is for information purposes.  Please read the accompanying Information Statement carefully.

By Order of the Board of Directors,

/s/ J. Leonard Ivins
J. Leonard Ivins
President

PRELIMINARY MATERIAL

This Information Statement Is Being Provided to You By the Board of Directors of the Company.
We Are Not Asking You for a Proxy, and You Are Requested Not to Send Us a Proxy.

Information Statement pursuant to Section 14c of the Securities Exchange
Act of 1934 and Rule 14c-1 et seq and Notice of Actions
Taken by Written Consent of the Shareholders

As used in this Information Statement, “we”, “us”, “our”, “Company”
and “Oncolin” refer to Oncolin Thereapeutics, Inc.

Approximate Date of Mailing: June 12, 2010

INTRODUCTION

In accordance with the provisions of Section 14(c) of the Securities Exchange Act of 1934 and Rule 14c-1 promulgated thereunder, this Information Statement is first being furnished on or about June 12, 2010, to the holders of record as of the close of business on June 4, 2010 (the “Record Date”), of shares of common stock, $.001 par value per share (the “Common Stock”), of Oncolin Therapeutics, Inc., a Nevada corporation.  This Information Statement is to notify such shareholders that, on May 19, 2010, we received the written consent in lieu of a meeting of shareholders from holders of a majority of our Common Stock (the “Majority Shareholders”), representing in excess of 81% of the outstanding shares of our Common Stock, approving the following:

(1)	an Amendment to our Amended and Restated Articles of Incorporation to change our corporate name to “China Development Group, Inc.” (the “Name Change”);

(2)	an Amendment of our Amended and Restated Articles of Incorporation to effect a 1-for-20 reverse split of our issued and outstanding Common Stock (the “Reverse Split”);

(3)	the adoption of the Second Amended and Restated Articles of Incorporation in its entirety that would effect (1) and (2) above;

(4)	the adoption of our 2010 Stock Option Plan (the “2010 Plan”); and

(5)	the ratification of Malone & Bailey, P.C., Houston, Texas, as our independent auditors for the fiscal years ended March 31, 2009 and 2010 (the “Auditor Selection”).

Our Board of Directors knows of no other matters other than those described in this Information Statement that have been recently approved or considered by the holders of a majority of the shares of our Common Stock.

A copy of the Second Amended and Restated Articles of Incorporation to be filed with the Secretary of State of Nevada is attached hereto as Exhibit “A”.

A copy of the 2010 Plan is attached hereto as Exhibit “B”.

This Information Statement is first being mailed or furnished to our shareholders on or about June 11, 2010.  The Name Change and the Reverse Split will not occur until at least 20 days after such date.

Our Board of Directors has determined that our shareholders ARE NOT REQUIRED to return their certificates to have them re-issued by our Transfer Agent.

General

We will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing.  We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of our Common Stock.

We will only deliver one Information Statement to multiple shareholders sharing an address, unless we have received contrary instruction from one or more of the shareholders.  Upon written or oral request, we will promptly deliver a second copy of this Information Statement and any future annual reports and information statements to any shareholder to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any shareholder or shareholders sharing an address to which multiple copies are now delivered. You should direct any requests to the following address: Oncolin Therapeutics, Inc., Attention: Investor Relations, 710 N. Post Oak Road, Suite 410, Houston, Texas 77024.

Dissenter’s Rights

Neither Nevada law nor our Amended and Restated Articles of Incorporation, as amended, and Bylaws, provide our shareholders with dissenters’ rights in connection with any of the matters contained in this Information Statement.

DESCRIPTION OF SHAREHOLDER MATTERS

Item No. 1 – Corporate Name Change

Our Board of Directors and the Majority Shareholders have approved a corporate name change (the “Name Change”).

Our current Amended and Restated Articles of Incorporation states that the name of the Company is “Oncolin Therapeutics, Inc.”  Under the proposed amendment, in order to effect the corporate name change, our Amended and Restated Articles of Incorporation would be amended to change our corporate name to “China Development Group, Inc.”

Reasons for the Corporate Name Change

The principal purpose for changing our corporate name is to convey more clearly a sense of our new business direction, which is to further the development of our business segments in China.

Vote Required

We have obtained approval to effect the Name Change through the written consent of the Majority Shareholders.  Therefore, a special meeting of our shareholders to approve the Name Change will not take place for this purpose.

Item No. 2 – Reverse Stock Split

Our Board of Directors and the Majority Shareholders have approved the Reverse Split, which will be effected at a ratio of 1-for-20.  We will amend our Amended and Restated Articles of Incorporation, as set forth in Exhibit “A” hereto, in such a manner as will permit us to effect the Reverse Split.

Neither the number of authorized shares of the Company nor the par value of the shares of our Common Stock will be changed in connection with the Reverse Split.  The Board considered reducing the number of authorized shares of Common Stock, but determined that the availability of additional shares was necessary in order for the Company to consummate future financing transactions or business combinations.  The availability of additional shares will also permit the Board to issue shares, or instruments convertible into or exercisable for such shares, for corporate purposes.

The Reverse Split will be realized simultaneously and in the same ratio for all shares of the Common Stock.  All holders of Common Stock will be affected uniformly by the Reverse Split, which will have no effect on the proportionate holdings of any of our shareholders, except for possible changes due to the treatment of fractional shares resulting from the Reverse Split.  In lieu of issuing fractional shares, the Company will round up in the event a shareholder would be entitled to receive less than one share of Common Stock.  In addition, the Reverse Split will not affect any holder of our Common Stock’s proportionate voting power (subject to the treatment of fractional shares), and all shares of Common Stock will remain fully paid and non-assessable.

Reasons for the Reverse Split

The Company does not currently have any plans or arrangements to acquire any new specific business or company or to issue the additional shares of Company Common Stock authorized.  The primary purpose for effecting a Reverse Split is to facilitate investment in the Company and to create more credibility for the Company by having fewer shares with a potentially higher trading share price.  The Company also believes that effecting the Reverse Split will provide better flexibility in acquiring operating businesses and raising additional capital in the future.  Among other things, the Reverse Split will make available shares for future activities that are consistent with our growth strategy, including, without limitation, completing financings, establishing strategic relationships, and acquiring or investing in complementary businesses or products.

Our Board of Directors considered, among other things, that a sustained higher per share price of our Common Stock, which should result from the Reverse Split, might heighten the interest of the financial community in the Company and potentially broaden the pool of investors that may consider investing in the Company.  Our Board of Directors has determined that investors who would otherwise be potential investors in our Common Stock would prefer to invest in shares that trade in a price range higher than the range in which our Common Stock currently trades.  On June 4, 2010, the last bid price of our Common Stock on the Pink Sheets was $0.0017 per share.  In theory, implementing the Reverse Split should cause the trading price of a share of our Common Stock after the Reverse Split to be increased.  This, however, will not necessarily be the case.

In addition, our Board of Directors considered that as a matter of policy, many institutional investors are prohibited from purchasing stocks below certain minimum price levels.  For the same reason, brokers may be reluctant to recommend lower-priced stocks to their clients, or may discourage their clients from purchasing such stocks.  Other investors may be dissuaded from purchasing lower-priced stocks because the commissions, as a percentage of the total transaction, tend to be higher for such stocks.  Our Board of Directors believes that, to the extent that the price per share of our Common Stock remains at a higher per share price as a result of the Reverse Split, some of these concerns may be ameliorated.  The combination of lower transaction costs and increased interest from investors could also have the effect of increasing the liquidity of our Common Stock.

The Board does not intend for any of these transactions to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Securities Exchange Act of 1934, as amended.

Principal Effects of the Reverse Split

The Reverse Split will affect all holders of our Common Stock uniformly and will not change the proportionate equity interests of such shareholders, nor will the respective voting rights and other rights of holders of our Common Stock be altered, except for possible changes due to the treatment of fractional shares resulting from the Reverse Split, as described below.  The par value of the Company’s Common Stock will not change as a result of the Reverse Split.  The following table sets forth the approximate percentage reduction in the outstanding shares of Common Stock and the approximate number of shares of Common Stock that would be outstanding as a result of the Reverse Split.

	Percentage Reduction in Shares Outstanding	# Shares Authorized	# Shares Issued and Outstanding	# Shares Authorized and Unreserved and Unissued
Current	-	500,000,000	473,655,263	26,344,737
Reverse Split at a ratio of 1-for-20	95%	500,000,000	23,682,763	476,317,237

Shareholders should also recognize that once the Reverse Split is effected, they will own a fewer number of shares than they currently own (a number equal to the number of shares owned immediately prior to the Reverse Split divided by twenty).  While we expect that the Reverse Split will result in an increase in the per share price of our Common Stock, the Reverse Split may not increase the per share price of our Common Stock in proportion to the reduction in the number of shares of our Common Stock outstanding.  It also may not result in a permanent increase in the per share price, which depends on many factors, including our performance, prospects and other factors that may be unrelated to the number of shares outstanding.  The history of similar reverse splits for companies in similar circumstances is varied.

Once the Reverse Split is effected and should the per share price of our Common Stock decline, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Split.  Furthermore, the liquidity of our Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Split.

In addition, the Reverse Split will likely increase the number of shareholders who own “odd lots” (stockholdings in amounts of less than 100 shares).  Shareholders who hold odd lots typically will experience an increase in the cost of selling their shares, as well as possible greater difficulty in effecting such sales.  Any reduction in brokerage commissions resulting from a reverse split may be offset, in whole or in part, by increased brokerage commissions required to be paid by shareholders selling odd lots created by any reverse split.

Finally, the number of authorized but unissued and unreserved shares of our Common Stock relative to the number of issued and reserved shares of our Common Stock will be increased.  This increased number of authorized but unissued and unreserved shares of our Common Stock could be issued by the Board without further shareholder approval, which could result in dilution to the holders of our Common Stock.

The increased proportion of unissued and unreserved authorized shares to issued shares could also, under certain circumstances, have an anti-takeover effect.  For example, the issuance of a large block of Common Stock could dilute the ownership of a person seeking to effect a change in the composition of our Board of Directors or contemplating a tender offer or other transaction.  However, the Reverse Split has not been authorized in response to any effort of which the Company is aware to accumulate shares of Common Stock or obtain control of the Company.  The Company’s articles of incorporation do not currently contain provisions having an anti-takeover effect.  Other than the Reverse Split, the Board of Directors does not currently contemplate recommending the adoption of any other amendments to our articles of incorporation that could be construed to reduce or interfere with the ability of third parties to take over or change the control of our Company.

Exchange Act Matters

Our Common Stock is currently registered under the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act.  Any reverse split, if implemented, will not affect the registration of our Common Stock under the Exchange Act or our reporting or other requirements thereunder.  Our Common Stock is currently quoted, and following the Reverse Split will continue to be quoted, on the Pink Sheets.  However, our Common Stock will be traded under a new symbol, which we will request once the Reverse Split is complete.  Note, however, that the CUSIP number for our Common Stock will also change in connection with the Reverse Split and will be reflected on new certificates issued by the Company and in electronic entry systems.

Accounting Matters

The Reverse Split will not affect total shareholders’ equity on our balance sheet.  As a result of the Reverse Split, the stated capital component attributable to our Common Stock will be reduced to an amount equal one-twentieth of its present amount and the additional paid-in capital component will be increased by the amount by which the stated capital component is reduced.  The per share net loss and net book value per share of our Common Stock will be increased as a result of the Reverse Split because there will be fewer shares of our Common Stock outstanding.

Tax Consequences

Each shareholder is urged to consult with such stockholder’s tax advisor with respect to any potential tax consequences of the reverse Split.

Procedure for Effecting the Reverse Split

The Reverse Split will become effective as of the date of filing the reincorporation documents, with such date being referred to as the “effective time.”  At the effective time, each lot of twenty shares of Common Stock issued and outstanding immediately prior to the effective time will, automatically and without any further action on the part of our shareholders, be combined into and become one share of Common Stock, subject to the treatment for fractional shares described above, and each certificate which, immediately prior to the effective time represented pre-split shares, will be deemed cancelled and, for all corporate purposes, will be deemed to evidence ownership of post-split shares.  However, a shareholder will not be entitled to receive any dividends or distributions payable after the reincorporation documents are effective until that shareholder surrenders and exchanges his or her certificates.

The Company’s transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates.  As soon as practicable after the effective time, a letter of transmittal will be sent to our shareholders of record as of the effective time for purposes of surrendering to the transfer agent certificates representing pre-split shares in exchange for certificates representing post-split shares in accordance with the procedures set forth in the letter of transmittal.  No new certificates will be issued to a shareholder until such shareholder has surrendered such shareholder’s outstanding certificate(s), together with the properly completed and executed letter of transmittal, to the transfer agent.  Direct registration accounts and any new stock certificates that are issued after the Reverse Split becomes effective will give effect to the Reverse Split.  SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Currently our Common Stock is quoted on the Pink Sheets under the symbol “OCOL.” In connection with the Reverse Split, our Common Stock will change its current CUSIP number.  This new CUSIP number will appear on any new certificates representing post-split shares of our Common Stock.

Vote Required

We have obtained approval to effect the Reverse Split through the written consent of the Majority Shareholders.  Therefore, a special meeting of our shareholders to approve the Reverse Split will not take place for this purpose.

Item No. 3 – Adoption of Articles of Amendment to
Amended and Restated Articles of Incorporation

Our Board of Directors and the Majority Shareholders have approved the adoption of the Second Amended and Restated Articles of Incorporation, in the form attached hereto as Exhibit “A”.  The Board of Directors has authorized the filing of the Second Amended and Restated Articles of Incorporation with the Nevada Secretary of State, in order to effect the amendments set forth therein, which include (i) the change of our corporate name from “Oncolin Therapeutics, Inc.” to “China Development Group, Inc.,” and (ii) to effect the Reverse Split.

Other than the amendments described above, the other articles contained in the Company’s Amended and Restated Articles of Incorporation shall remain the same in the Second Amended and Restated Articles of Incorporation.

Reasons for Adopting the Articles of Amendment to Amended and Restated Articles of Incorporation

The principal reason for adopting the Second Amended and Restated Articles of Incorporation is to incorporate all amendments as described in each of the Items set forth above into one document.

Vote Required

We have obtained approval to adopt the Second Amended and Restated Articles of Incorporation through the written consent of the Majority Shareholders.  Therefore, a special meeting of the shareholders to approve the adoption of the Second Amended and Restated Articles of Incorporation will not take place for this purpose.

Item No. 4 – 2010 Stock Option Plan

Our Board of Directors and the Majority Shareholders have approved the 2010 Plan.  A copy of the 2010 Plan is attached hereto as Exhibit “B”.

Background Information

In May 2010, the Board of Directors adopted the 2010 Stock Option Plan (the “2010 Plan”) under which 45,000,000 shares were reserved for issuance.  The purpose of the 2010 Plan is intended to advance the best interests of the Company, its affiliates and stockholders by providing key employees, officers, directors and consultants who have substantial responsibility for the management and growth of the Company and its affiliates with additional incentives and an opportunity to obtain or increase their proprietary interests in the Company, thereby encouraging them to continue in the employ of the Company or any of its affiliates.  The following is a summary of the 2010 Plan which is qualified in its entirety by the 2010 Plan.  Terms not otherwise defined in the summary below shall have the meaning ascribed to them in the 2010 Plan.

Purpose

The purpose of the 2010 Plan is to foster and promote the financial success of the Company and increase stockholder value by enabling eligible key employees and others to participate in the long-term growth and financial success of the Company.  The Company relies on equity incentives in the form of stock option grants in order to attract and retain key employees and believes that such equity incentives are necessary for it to remain competitive in the marketplace for executive talent and other key employees.

Eligibility

The 2010 Plan is open to key employees, officers, directors, and consultants of the Company and its affiliates (“Eligible Persons”).

Administration

The 2010 Plan is administered by the Company’s Compensation Committee or if there is no Compensation Committee by the entire board of directors.  The address at which members of the Compensation Committee may be contacted is as follows: Compensation Committee, Oncolin Therapeutics, Inc., 710 N. Post Oak Road, Suite 410, Houston, Texas 77024.

The Compensation Committee may prescribe, amend and rescind rules and regulations for administration of the 2010 Plan and will have full power and authority to construe and interpret the 2010 Plan.  Taking into consideration each employee’s contribution to the success of the Company and other considerations, the Compensation Committee will have the full and exclusive right to grant all options and stock appreciation rights (SARs) and to make all awards under the 2010 Plan, and to cause the issuance of shares of Common Stock pursuant to such grants and awards.  The Compensation Committee shall also have the authority consult with and receive recommendations from officers and other employees of the Company and its subsidiaries with regard to these matters.

Options and Stock Appreciation Rights

The Company may grant incentive or nonqualified stock options.

Option price.  The exercise price of incentive options shall not be less than the greater of: (a) 100% of the fair market value of the shares of stock on the date the option is granted or (b) the aggregate par value of the shares of stock on the date the option is granted.  The Compensation Committee in its discretion may provide that the price at which shares of stock may be purchased under an incentive option shall be more than 100% of fair market value.  In the case of any 10% Stockholder, the price at which shares of stock may be purchased under an incentive option shall not be less than 110% of the fair market value of the stock on the date the Incentive option is granted.  A “10% Stockholder” means an individual who, at the time the option is granted, owns shares of common stock possessing more than 10% of total combined voting power of all classes of stock of the Company or any affiliate.  The price at which shares of stock may be purchased under a nonqualified option shall be such price as shall be determined by the Committee in its sole discretion but in no event lower than the par value of the shares of stock on the date the option is granted.

Duration.  No option or SAR may be exercisable after the period of 10 years.  In the case of a 10% Stockholder, no incentive option may be exercisable after the expiration of five years.

Amount exercisable-incentive options.  Each option may be exercised from time to time, in whole or in part, in the manner and subject to the conditions the Committee, in its sole discretion, may provide in the option agreement, as long as the option is valid and outstanding.  To the extent that the aggregate fair market value (determined as of the time an incentive option is granted) of the stock with respect to which incentive options first become exercisable by the optionee during any calendar year (under the 2010 Plan and any other incentive stock option plan(s) of the Company or any affiliate) exceeds $100,000, the portion in excess of $100,000 of the incentive option shall be treated as a nonqualified option.  In making this determination, incentive options shall be taken into account in the order in which they were granted.

Exercise of Options.  Each Option shall be exercised by the delivery of written notice to the Committee setting forth the number of shares of stock with respect to which the Option is to be exercised, together with: (a) cash, certified check, bank draft, or postal or express money order payable to the order of the Company for an amount equal to the option price of the shares; (b) stock at its Fair Market Value on the date of exercise (if approved in advance in writing by the Committee); (c) an election to make a cashless exercise through a registered broker-dealer (if approved in advance in writing by the Committee); (d) an election to have shares of stock, which otherwise would be issued on exercise, withheld in payment of the exercise price (if approved in advance in writing by the Committee); and/or (e) any other form of payment which is acceptable to the Committee, including without limitation, payment in the form of a promissory note, and specifying the address to which the certificates for the shares are to be mailed.

SARs. SARs may, at the discretion of the Compensation Committee, be included in each option granted under the 2010 Plan to permit the holder of an option to surrender that option, or a portion of the part which is then exercisable, and receive in exchange, upon the conditions and limitations set by the Compensation Committee, an amount equal to the excess of the fair market value of the stock covered by the option, or the portion of it that was surrendered, determined as of the date of surrender, over the aggregate exercise price of the stock.  In the event of the surrender of an option, or a portion of it, to exercise the SAR, the shares represented by the option or that part of it which is surrendered, shall not be available for reissuance under the 2010 Plan.  Each SAR issued in tandem with an option (a) will expire not later than the expiration of the underlying option, (b) may be for no more than 100% of the difference between the exercise price of the underlying option and the fair market value of a share of stock at the time the SAR is exercised, (c) is transferable only when the underlying option is transferable, and under the same conditions, and (d) may be exercised only when the underlying option is eligible to be exercised.  If granted as a stand-alone SAR award, the terms of the award shall be provided in a SAR agreement.

Termination of Options or SARs

Unless expressly provided in the option or SAR agreement, options or SARs shall terminate three months after an employee’s severance of employment with the Company, with or without cause, other than by death, disability or retirement.

Death.  Unless it is expressly provided otherwise in the option or SAR agreement, the option or SAR may be exercised until the earlier of the option’s or SAR’s expiration date or six months following the date of his death.

Disability.  Unless it is expressly provided otherwise in the option or SAR agreement, if, before the expiration of an Option or SAR, the Employee shall be severed from the employ of the Company for disability, the Option or SAR shall terminate on the earlier of the Option’s or SAR’s expiration date or six months after the date he was severed because of disability.

Retirement.  Unless it is expressly provided otherwise in the option or SAR agreement before the expiration of an Option or SAR, the Employee shall be retired in good standing from the employ of the Company under the then established rules of the Company, the Option or SAR may be exercised until the earlier of the Option’s or SAR’s expiration date or three months following the date of his retirement, unless it is expressly provided otherwise in the Option or SAR agreement.

Reload Options

The Board of Directors or Compensation Committee shall have the authority (but not an obligation) to include as part of any Option Agreement a provision entitling the Eligible Person to a further option (a “Reload Option”) in the event the Eligible Person exercises the option evidenced by the option Agreement, in whole or in part, by surrendering other shares of stock in accordance with the 2010 Plan and the terms and conditions of the option agreement.  Any such Reload Option (a) shall be for a number of shares equal to the number of shares surrendered as part or all of the exercise price of such option; (b) shall have an expiration date which is the greater of (i) the same expiration date of the option the exercise of which gave rise to such Reload Option or (ii) one year from the date of grant of the Reload Option; and (c) shall have an exercise price which is equal to one hundred percent (100%) of the fair market value of the stock subject to the Reload Option on the date of exercise of the original option.   Notwithstanding the foregoing, a Reload Option which is an incentive option and which is granted to a 10% Stockholder, shall have an exercise price which is equal to one hundred ten percent (110%) of the fair market value of the stock subject to the Reload Option on the date of exercise of the original option and shall have a term which is no longer than five (5) years.

Any such Reload Option may be an incentive option or a nonqualified option, as the Board of Directors or Compensation Committee may designate at the time of the grant of the original option; provided, however, that the designation of any Reload Option as an incentive option shall be subject to the provisions of the Internal Revenue Code of 1986, as amended. There shall be no Reload Options on a Reload Option.  Any such Reload Option shall be subject to the availability of sufficient shares under the 2010 Plan and shall be subject to such other terms and conditions as the Board of Directors or Compensation Committee may determine which are not inconsistent with the express provisions of the 2010 Plan regarding the terms of options.

Stock Awards

The Compensation Committee may issue shares of stock to an Eligible Person subject to the terms of a restricted stock agreement.  The restricted stock may be issued for no payment by the Eligible Person or for payment below the fair market value on the date of grant.  Restricted stock shall be subject to restrictions as to sale, transfer, alienation, pledge or other encumbrance and generally will be subject to vesting over a period of time specified in the restricted stock agreement.  The Compensation Committee shall determine the period of vesting, the number of shares, the price (if any) of stock included in a restricted stock award, and the other terms and provisions which are included in a restricted stock agreement.

The Compensation Committee may award shares of stock, without any cash payment for such shares or without any restrictions, to designated Eligible Persons for services rendered to the Company. The Stock may be awarded at, above or below the Fair Market Value on the date of grant.  The designation of a stock award shall be made by the Compensation Committee in writing at any time after such Eligible Person has provided value to the Company (or within such period as permitted by IRS regulations).  The Compensation Committee reserves the right to make downward adjustments in the maximum amount of an Award if in its discretion unforeseen events make such adjustment appropriate.

Performance Stock Awards

The Compensation Committee may award shares of stock, without any payment for such shares, to designated Eligible Persons if specified performance goals established by the Compensation Committee are satisfied.  The terms and provision relating to these performance-based awards are intended to satisfy Section 162(m) of the Code and regulations issued thereunder.  The designation of an employee eligible for a specific performance stock award shall be made by the Compensation Committee in writing prior to the beginning of the period for which the performance is measured (or within such period as permitted by IRS regulations).

Additionally, the Compensation Committee may award shares of stock, without any cash payment for such shares or without any restrictions, to designated Eligible Persons for services rendered to the Company. The designation of a Stock Award shall be made by the Compensation Committee in writing at any time after such Eligible Person has provided value to the Company (or within such period as permitted by IRS regulations).  The Committee reserves the right to make adjustments in the maximum amount of an Award.

Transferability

The grants are not transferable.

Amendment or Termination of the 2010 Plan

The Board may amend, terminate or suspend the 2010 Plan at any time, in its sole and absolute discretion; provided, however, that to the extent required to qualify the 2010 Plan under Rule 16b-3 promulgated under Section 16 of the Exchange Act, no amendment that would (a) materially increase the number of shares of stock that may be issued under the 2010 Plan, (b) materially modify the requirements as to eligibility for participation in the 2010 Plan, or (c) otherwise materially increase the benefits accruing to participants under the 2010 Plan, shall be made without the approval of the Company’s stockholders; provided further, however, that to the extent required to maintain the status of any incentive option under the Code, no amendment that would (a) change the aggregate number of shares of stock which may be issued under incentive options, (b) change the class of employees eligible to receive incentive options, or (c) decrease the option price for incentive options below the fair market value of the stock at the time it is granted, shall be made without the approval of the stockholders.  Subject to the preceding sentence, the Board shall have the power to make any changes in the 2010 Plan and in the regulations and administrative provisions under it or in any outstanding incentive option as in the opinion of counsel for the Company may be necessary or appropriate from time to time to enable any incentive option granted under the 2010 Plan to continue to qualify as an incentive stock option or such other stock option as may be defined under the Code so as to receive preferential federal income tax treatment.

Changes in the Company’s Capital Structure

The 2010 Plan will not affect the right of the Company to authorize adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure.  In the event of an adjustment, recapitalization or reorganization, the award shall be adjusted accordingly.  In the event of a merger, consolidation, or liquidation, the Eligible Person will be eligible to receive a like number of shares of stock in the new entity he would have been entitled to if immediately prior to the merger he had exercised his option.  The Board may waive any limitations imposed under the 2010 Plan so that all options are immediately exercisable.  All outstanding options may be canceled by the Board upon written notice to the Eligible Person and by granting a period in which the options may be exercised.

(a)           The 2010 Plan will not affect the right of the Company to authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the stock or its rights, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.  If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the stock outstanding, without receiving compensation for it in money, services or property, then (a) the number, class, and per share price of shares of stock subject to outstanding options under the 2010 Plan shall be appropriately adjusted in such a manner as to entitle an Eligible Person to receive upon exercise of an option, for the same aggregate cash consideration, the equivalent total number and class of shares he would have received had he exercised his option in full immediately prior to the event requiring the adjustment; and (b) the number and class of shares of stock then reserved to be issued under the 2010 Plan shall be adjusted by substituting for the total number and class of shares of stock then reserved, that number and class of shares of stock that would have been received by the owner of an equal number of outstanding shares of each class of stock as the result of the event requiring the adjustment.

(b)           If the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, or if the Company is liquidated or sells or otherwise disposes of substantially all its assets while unexercised Options remain outstanding under the 2010 Plan (each of the foregoing referred to as a “Corporate Transaction”):

 (i)           Subject to the provisions of clause (ii) below, in the event of such a Corporate Transaction, any unexercised options shall automatically accelerate so that they shall, immediately prior to the specified effective date for the Corporate Transaction become 100% vested and exercisable; provided, however, that any unexercised options shall not accelerate if and to the extent such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof (the “Successor Corporation”) or to be replaced with a comparable award for the purchase of shares of the capital stock of the Successor Corporation.  Whether or not any unexercised option is assumed or replaced shall be determined by the Company and the Successor Corporation in connection with the Corporate Transaction.  The Board of Directors shall make the determination of what constitutes a comparable award to the unexercised option, and its determination shall be conclusive and binding.  The unexercised option shall terminate and cease to remain outstanding immediately following the consummation of the Corporate Transaction, except to the extent assumed by the Successor Corporation.

(ii)           All outstanding options may be canceled by the Board of Directors as of the effective date of any Corporate Transaction, if (i) notice of cancellation shall be given to each holder of an option and (ii) each holder of an option shall have the right to exercise that option in full (without regard to any limitations set out in or imposed under the 2010 Plan or the option agreement granting that option) during a period set by the Board of Directors preceding the effective date of the merger, consolidation, liquidation, sale, or other disposition and, if in the event all outstanding options may not be exercised in full under applicable securities laws without registration of the shares of stock issuable on exercise of the options, the Board of Directors may limit the exercise of the options to the number of shares of stock, if any, as may be issued without registration.  The method of choosing which options may be exercised, and the number of shares of stock for which options may be exercised, shall be solely within the discretion of the Board of Directors.

(c)           After a merger of one or more corporations into the Company or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each Eligible Person shall be entitled to have his restricted stock and shares earned under a performance stock award appropriately adjusted based on the manner the stock was adjusted under the terms of the agreement of merger or consolidation.

(d)           In the event of a Corporate Transaction, the Committee will make similar adjustments, as appropriate, in outstanding SARs.

(e)           The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe for them, or upon conversion of shares or obligations of the Company convertible into shares or other securities, shall not affect, and no adjustment by reason of such issuance shall be made with respect to, the number, class, or price of shares of stock then subject to outstanding awards.

Applicability of ERISA; Tax Qualification

The 2010 Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, and is not qualified under Section 401(a) of the Internal Revenue Code.

Information Regarding Options Granted

Grants and awards under the 2010 Plan, which may be made to Company executive officers, directors and other employees, other than provided for below, are not presently determinable.  Such grants and awards will be made at the discretion of the Compensation Committee or the board of directors in accordance with the compensation policies of the Compensation Committee, which are discussed in the “Report of the Compensation Committee.”  No grants have been made from the 2010 Plan.

Vote Required

The Company has obtained approval to adopt the 2010 Non-Qualified Stock Option Plan through the written consent of its board of directors and is Majority Shareholders.  Therefore, a special meeting of the will not take place for this purpose.

Timing of the Adoption of the Plan

The adoption of the Plan will become effective no earlier than 20 calendar days after the mailing of this Information Statement to our stockholders.

Item No. 5 – Ratification of Auditor

Our Board of Directors and the Majority Shareholders have ratified the selection of Malone & Bailey, P.C., Houston, Texas, as our independent auditors for the fiscal years ended March 31, 2009 and 2010.

Vote Required

We have obtained approval of the Auditor Selection through the written consent of the Majority Shareholders.  Therefore, a special meeting of the shareholders to approve the Auditor Selection will not take place for this purpose.

Audit Fees

The following table presents the estimated aggregate fees billed by Malone & Bailey, PC for services performed during our last two fiscal years

	Years Ended March 31,
	2010	2009
Audit fees	$14,000	$36,000
Tax fees	-	-
All other fees	-	-
	$14,000	$36,000

Policy on Audit Committee Pre-Approval and Permissible Non-Audit Services of Independent Auditors

The Company's Board of Directors' policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the Company's Board of Directors regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The Board of Directors may also pre-approve particular services on a case-by-case basis

SUMMARY

On May 19, 2010, our Board of Directors voted to approve and recommend each of the Items described above and, on May 19, 2010, the Majority Shareholders, holding approximately 81.9% of the then-outstanding shares of our Common Stock and acting by written consent in lieu of a special meeting, approved and adopted each of the Items described above.  This action by written consent eliminated the need for a special shareholder meeting to approve these matters.  This also reduces the costs and management time involved in holding a special meeting and allows us to effect the filing of the Articles of Amendment to Amended and Restated Articles of Incorporation as quickly as possible.

The Articles of Amendment to Amended and Restated Articles of Incorporation relating to the Name Change and Reverse Split will be filed on or about July 2, 2010, with the Secretary of State of the State of Nevada, which is not less than 20 days from the date of mailing of this Information Statement.

OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

As of the Record Date, 473,655,263 shares of our Common Stock were issued and outstanding.  No shares of preferred stock have been issued or are outstanding.  Each share of common stock entitles the holder to one vote on each matter that may come before a meeting of our shareholders.  Our common stock trades on the Pink Sheets, under the symbol “OCOL”.

On May 19, 2010, our Board or Directors approved the Name Change and, Reverse Split, the 2010 Plan and the Auditor Selection.  Three shareholders holding an aggregate of 388,167,694 shares, or 81.9%, approved all of these actions.

If the proposals had not been adopted by the Majority Shareholders by written consent in lieu of a meeting, it would have been necessary for the proposals to have been considered by our shareholders at a special or annual shareholders’ meeting convened for at least the purpose of approving such proposals.

Approval of the Name Change and Reverse Split by the written consent without a meeting of shareholders of the holders of outstanding shares of voting stock having not less than the minimum number of votes that would be needed to authorize or take the action at a meeting at which all shares entitled to vote were present is authorized by the Nevada Revised Statutes. The Nevada Revised Statutes provide that a majority of the outstanding shares of voting capital stock entitled to vote on the matter is required in order to amend our Amended and Restated Articles of Incorporation.  In order to eliminate the costs and management time involved in holding a special meeting, and in order to effectuate the amendment as early as possible in order to accomplish the purposes of the Company, the Board of Directors of the Company decided to utilize the written consent of the Majority Shareholders of the Company.

On May 19, 2010, the Majority Shareholders, by written consent in lieu of a meeting, approved an Articles of Amendment to Amended and Restated Articles of Incorporation.  No further consents, votes or proxies are or were necessary to effect the approval of the Articles of Amendment to Amended and Restated Articles of Incorporation.

Under the Nevada Revised Statutes, dissenting shareholders are not entitled to appraisal rights with respect to the Articles of Amendment covering the Name Change and Reverse Split, and we will not independently provide shareholders with any such right.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of the date hereof, information regarding beneficial ownership of our capital stock by (i) each person, or group of affiliated persons, known by us to be the beneficial owner of more than five percent of any class of our voting securities; (ii) each of our directors; (iii) each of the named executive officers; and (iv) all directors and executive officers as a group. Beneficial ownership is determined in accordance with the rules of the SEC, based on voting or investment power with respect to the securities. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock underlying warrants held by that person are deemed to be outstanding if the warrants are exercisable within 60 days of the date hereof.

All percentages in the following table are based on a total of 473,655,263 shares of common stock outstanding on the Record Date.  Except as indicated in the footnotes below, we believe, based on information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Unless otherwise indicated, the address for each of the shareholders in the table below is c/o Oncolin Therapeutics, Inc., 710 N. Post Oak Road, Suite 410, Houston, Texas 77024.

	Beneficially Owned
Name and Address of Beneficial Owner	Shares	Percent

Kevan M. Casey	105,593,640	22.3%
KM Casey No. 1, LTD. (1)	259,774,130	54.8%
Silver Star Holding (1)	22,799,924	4.8%

(1)  KM Casey No. 1, LTD.’s address is 710 N. Post Oak Road, Suite 410, Houston, Texas 77024.   Kevan M. Casey has investment and voting control of KM Casey No. 1, LTD.
(2) Silver Star Holding’s address is 710 N. Post Oak Road, Suite 410, Houston, Texas 77024, Kevan M. Casey has investment and voting control of KM Casey No. 1, LTD..

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth our current officers and directors.

Name	Age	Position

J. Leonard Ivins	71	Chief Executive Officer and Director
Kevan Casey	38	Secretary and Director

J. Leonard Ivins.  Mr. Ivins has served as the Company’s Chief Executive Officer and a director since May 2007.  He has also served as the Chief Executive Officer for the Company’s wholly-owned subsidiary since December 2007.  From November 2000 until September 2006, Mr. Ivins served as a director of eLinear, Inc., an integrated technology solutions provider of security, IP Telephony and network and storage solutions infrastructure.  Mr. Ivins was also a member of the audit and compensation committees of eLinear.  In September 2006, eLinear filed for protection under Chapter 7 of the Bankruptcy Code.  Since 1995, he has been a private investor.  Previously, Mr. Ivins was a founder and co-owner of a privately held company that was an FDIC and RTC contractor.  From 1979 to 1981, Mr. Ivins was a turnaround and workout consultant to small, publicly held oil and gas companies. From 1970 to 1975, Mr. Ivins was president of The Woodlands Development Corporation and a director of Mitchell Energy and Development Corp.

Kevan Casey.  Kevan Casey has served as a Director since 2008.   From October 2007 to March 2009 Mr. Casey served as Chairman of the Board of Striker Oil & Gas, Inc.  Between July 2004 and September 2007, Mr. Casey was the President and Chief Executive Officer of Striker Oil & Gas, Inc.  From April 2003 until December 2005, Mr. Casey was chairman of eLinear, Inc., an integrated technology solutions provider of security, IP Telephony and network and storage solutions infrastructure listed on the American Stock Exchange.  Mr. Casey co-founded NetView Technologies, Inc. in December 2001 and served as its president from its inception.  NetView was acquired by eLinear, Inc. in April 2003.  In September 2006, eLinear filed a voluntary petition in the United States Bankruptcy Court for the Southern District of Texas, Houston Division, seeking relief under Chapter 7 of the United States Code.  In 1998, Mr. Casey founded United Computing Group and United Consulting Group, a value-added retailer and an information technology consulting firm, where he served as president and chief executive officer.  In December 1999, United Computing Group and United Consulting Group were acquired by C1earWorks.net, Inc., and Mr. Casey continued as president of the companies until December 2001.

EXECUTIVE COMPENSATION

The following Summary Compensation Table sets forth, for the years indicated, all cash compensation paid, distributed or accrued for services, including salary and bonus amounts, rendered in all capacities by our Chief Executive Officer and all other executive officers who received or are entitled to receive remuneration in excess of $100,000 during the stated periods.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)

J. Leonard Ivans - Chief Executive Officer	2009	—	—	—	—	—	—	146,250	(1)	146,250

	2008	—	—	—	—	—	—	—		—

	2007	—	—	—	—	—	—	—		—

(1)	Mr. Ivins compensation consisted of restricted stock grants in lieu of cash compensation. The stock awards were valued based upon the closing price of the Company’s common stock on the date of grant.

Outstanding Equity Awards at Fiscal Year End Table

The table below sets forth information with respect to our named executive officers regarding the value of equity compensation as of March 31, 2009.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Exercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date

none	—	—	—	—	—

Employment Contracts and Termination of Employment and Change-in-Control Agreements

The Company currently has no employment agreements in effect.

Outstanding Option Awards at Year End

The Company has no unexercised options to purchase common stock, stock options that have not vested and equity-incentive plan awards outstanding at March 31, 2009, for any executive officer.

BOARD OF DIRECTORS; COMPENSATION; MEETINGS; COMMITTEES

Board Composition & Meetings

The Company’s board of directors currently consists of two members.  Each of its directors is elected annually at its annual meeting.  There are no family relationships between any of the Company’s officers and directors.  Our full Board of Directors did not meet during Fiscal 2009, but did take action by unanimous written consent in lieu of a meeting on 11 occasions.

Committees of the Board & Director Independence

Our board of directors is currently composed of two directors, neither of which would qualify as an independent director based on the definition of independent director set forth in Section 240.10A-3 of the Securities Act of 1933.  We are not subject to corporate governance rules that require that a board of directors be composed of a majority of independent directors.  The Board has not established any committees and, accordingly, the Board serves as the audit, compensation, and nomination committee, and we have no audit committee financial expert.

Compensation Committee Interlocks and Insider Participation

None of the Company’s executive officers serves on the board of directors or compensation committee of a company that has an executive officer that serves on the Company’s board of directors or Compensation Committee.  No member of the Company’s Board of Directors is an executive officer of a company in which one of the Company’s executive officers serves as a member of the board of directors or compensation committee of that company.

Board Leadership Structure

The Board elects its Chairman and appoints the Company’s Chief Executive Officer according to what it determines is best for the Company and its stockholders at any given time. The offices of Chairman and Chief Executive Officer are currently held by separately, which the Board has determined is in the best interests of the Company and its stockholders at this particular time.  However, the Board does not believe there should be a fixed rule as to whether the offices of Chairman and Chief Executive Officer should be vested in the same person or two different people, or whether the Chairman should be an employee of the Company or should be elected from among the non-employee directors. The needs of the Company and the individuals available to fulfill these roles may dictate different outcomes at different times, and the Board believes that retaining flexibility in these decisions is in the best interest of the Company and its stockholders.

Director Compensation

No directors received any fees for their services during the fiscal years ended March 31, 2010, 2009, 2008 and 2007.

CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS

On May 10, 2007, Secure Voice Communications, Inc. (Texas) entered into a note agreement with Secure Voice Communications, Inc. (Florida) to acquire the license rights to a voice over IP (“VoIP”) technology. The principal amount of the note is $200,000 with an annual interest rate of 9% (the “SV Note”) and principal and accrued and unpaid interest due May 10, 2008. The principal amount of the note exceeded the fair value of the license rights of $80,100 and the excess was charged to compensation expense.  Secure Voice Communications, Inc. (Florida) is owned 100% by KM Casey No. 1 LTD which is an affiliate of Kevan Casey, who is also affiliated with Silver Star Holdings, the majority shareholder of Oncolin.  The SV Note was converted to equity on October 28, 2008.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the registrant's officers and directors, and persons who own more than 10% of a registered class of the registrant's equity securities, to file reports of ownership and changes in ownership of equity securities of the Registrant with the Securities and Exchange Commission. Officers, directors and greater-than 10% shareholders are required by the Securities and Exchange Commission regulation to furnish the registrant with copies of all Section 16(a) forms that they file.

Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to us during our most recent fiscal year and Forms 5 and amendments thereto furnished to us with respect to our most recent fiscal year, all required Section 16(a) forms have been filed.

LEGAL PROCEEDINGS

We are not currently involved in any legal proceedings.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934 and, in accordance therewith, file reports, proxy statements and other information, including annual and quarterly reports on Form 10-K and 10-Q (the “1934 Act Filings”), with the SEC.  Reports and other information filed by us can be inspected and copied at the public reference facilities maintained at the SEC at 100 F Street, N.E., Washington, D.C. 20549.  Copies can be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates.  The SEC maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System (EDGAR).

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

Shareholders who wish to communicate with the Board of Directors or with a particular director may send a letter to us at 710 N. Post Oak Road, Suite 410, Houston, Texas 77024.  Any communication should clearly specify it is intended to be made to the entire Board of Directors or to one or more particular director(s).  Under this process, the recipient of the communication will review such correspondence and will forward to the Board of Directors a summary of all such correspondence and copies of all correspondence that, in the opinion of the reviewer, deals with the functions of the Board of Directors, or that the reviewer otherwise determines requires their attention.  Directors may at any time review a log of all correspondence received by us that is addressed to the members of the Board of Directors and request copies of such correspondence.  Concerns relating to accounting, internal controls or auditing matters are immediately brought to the attention of the Board of Directors.

NO SOLICITATION OF PROXIES

This Information Statement is furnished to shareholders pursuant to the requirements of Section 14(c) under the Exchange Act to report action taken by written consent of the Majority Shareholders. No action is required upon the part of any other shareholder, and no proxy is being solicited. We are bearing the costs associated with this Information Statement.

COPIES OF OUR ANNUAL REPORT FOR THE FISCAL YEAR ENDED MARCH 31, 2009, ON FORM 10-K ARE AVAILABLE TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO: ONCOLIN THERAPEUTICS, INC., 710 N. POST OAK ROAD, SUITE 410, HOUSTON, TEXAS 77024, ATTENTION: INVESTOR RELATIONS.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Information Statement to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 9, 2010.

ONCOLIN THERAPEUTICS, INC.

By:	/s/ J. Leonard Ivins
J. Leonard Ivins
Chief Executive Officer

Exhibit “A”

Form of Articles of Amendment to Amended and Restated Articles of Incorporation

SECOND AMENDED AND RESTATED ARTICLES OF INCORPORATION
OF
ONCOLIN THERAPEUTICS, INC.

Oncolin Therapeutics, Inc., pursuant to Sections 78.390 and 78.403 of the Nevada Revised Statutes, adopts these Amended and Restated Articles of Incorporation.  The following Amended and Restated Articles of Incorporation were adopted by unanimous consent of the Board of Directors pursuant to Section 78.315 of the Nevada Revised Statutes and by Consent of Majority Stockholders pursuant to Section 78.320 of the Nevada Revised Statutes.

The following Amended and Restated Articles of Incorporation amend the original Articles of Incorporation in its entirety, as follows:

ARTICLE I
NAME

The name of the corporation is China Development Group, Inc., hereinafter referred to as the “Corporation.”

ARTICLE II
PRINCIPAL OFFICE

Section 2.01.  Resident Agent.  The name and address of its resident agent for service of process is Resident Agents of Nevada, Inc., 711 S. Carson, Suite 4, Carson City, Nevada 89701.

Section 2.02.  Other Offices.  The corporation may also maintain officers for the transaction of any business at such other places within or without the State of Nevada as it may from time to time determine.  Corporate business of every kind and nature may be conducted, and meetings of directors and shareholders held outside the State of Nevada with the same effect as if in the State of Nevada.

ARTICLE III
PURPOSE

The corporation is organized for the purpose of engaging in any lawful activity, within or without the State of Nevada.

ARTICLE IV
SHARES OF STOCK

Section 4.01.  Number and Class.  The total number of shares of stock that the Corporation shall have authority to issue is 525,000,000, consisting of 500,000,000 shares of common stock, par value $.001 per share (“Common Stock”), and 25,000,000 shares of preferred stock par value $.001 per share (“Preferred Stock”).

Shares of Preferred Stock of the Corporation may be issued from time to time in one or more series, each of which shall have such distinctive designation or title as shall be determined by the Board of Directors of the Corporation (“Board of Directors”) prior to the issuance of any shares thereof.  Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolution or resolutions providing for the issue of such class or series of Preferred Stock as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof.

Section 4.02.  No Preemptive Rights.  Holders of the Corporations Common Stock shall not have cumulative voting rights nor preemptive rights.

Section 4.03.  Assessment of Shares.  No fully paid shares of any class of stock of the Corporation shall be subject to any further call or assessment in any manner or for any cause.  The good faith determination of the Board of Directors of the Corporation shall be final as to the value received in consideration of the issuance of fully paid shares.

ARTICLE V
DIRECTORS

Section 5.01.  Governing Board.  The members of the board of the Corporation shall be styled directors.

Section 5.02.  Board of Directors.  The Board of Directors shall consist of at least one (1) but no more than five (5) members.

Section 5.03.  Change in the Number of Directors.  The number of directors may be increased or decreased by a duly adopted amendment to the Bylaws of the Corporation.

ARTICLE VI
PERIOD OF DURATION

The Corporation is to have a perpetual existence.

ARTICLE VII
DIRECTORS AND OFFICERS’ LIABILITY

A director or officer of the corporation shall not be personally liable to this corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, but the article shall not eliminate or limit the liability of a director or officer for (i) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law or (ii) the unlawful payment of dividends.  Any repeal or modification of this Article by the stockholders of the corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director or officer of the corporation for acts and omissions prior to such repeal or modification.

ARTICLE VII
INDEMNITY

Every person who was or is a party to, or is threatened to be made a party to, or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he, or a person of whom he is the legal representative is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under the laws of the State of Nevada from time to time against all expenses, liability and loss (including attorneys’ fees, judgments, fines and amounts paid or to be paid in settlement) reasonably incurred or suffered by him in connection therewith.  Such right of indemnification shall be a contract right which may be enforced in any manner desired by such person.  The expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the corporation.  Such right of indemnification shall not be exclusive of any other right which such directors, officers or representatives may have or hereafter acquire, and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any bylaw, agreement, vote of stockholders, provision of law, or otherwise, as well as their rights under this Article.

Without limiting the application of the foregoing, the Board of Directors may adopt Bylaws from time to time with respect to indemnification, to provide at all times the fullest indemnification permitted by the laws of the State of Nevada, and may cause the corporation to purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as director or officer of another corporation, or as is representative in a partnership, joint venture, trust or other enterprises against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the corporation would have the power to indemnify such person.

The indemnification provided in this Article shall continue as to a person who has ceased to be a director, officer, employee or agent, and shall inure to the benefit of the heirs, executors and administrators of such person.

ARTICLE IX
AMENDMENTS

Subject at all times to the express provisions of Section 4.03 which cannot be amended, this corporation reserves the right to amend, alter, change, or repeal any provision contained in these Articles of Incorporation or its Bylaws, in the manner now or hereafter prescribed by statute of by these Articles of Incorporation or said Bylaws, and all rights conferred upon the shareholders are granted subject to this reservation.

ARTICLE X
POWERS OF DIRECTORS

In furtherance, and not in limitation of the powers conferred by statue, the Board of Directors is expressly authorized:

1.	Subject to the Bylaws, if any, adopted by the shareholders, to make, alter or repeal the Bylaws of the corporation;

2.	To authorize and cause to be executed mortgages and liens, with or without limit as to amount, upon the real and personal property of the corporation;

3.	To authorize the guaranty by the corporation of securities, evidences of indebtedness and obligations of other persons, corporation and business entities;

4.	To set apart out of any of the funds of the corporation available for dividends a reserve or reserves for any proper purpose and to abolish any such reserve; and

5.
By resolution adopted by a majority of the whole board, to designate one or more committees, each committee to consist of one or more of the directors of the corporation, which, to the extent provided in the resolution or in the By-laws of the Directors in the management of the business and affairs of the corporation, any may authorize the seal of the corporation to be affixed to all papers which may require it.  Such committee or committees shall have such name or names as may be stated in the Bylaws of the corporation or as may be determined from time to time by resolution adopted by the Board of Directors.

All corporate powers of the corporation shall be exercised by the Board of Directors except as otherwise provided herein or by law.

Signed this 2th day of July 2010.

ONCOLIN THERAPEUTICS, INC.

By:	/s/ J. Leonard Ivins
Name: J. Leonard Ivins
Title: Chief Executive Officer

Exhibit “B”

2010 Stock Option Plan

Oncolin Therapeutics, Inc.
2010 Stock Option Plan

ARTICLE I - PLAN

1.1 Purpose. This Plan is a plan for key employees, officers, directors, and consultants of the Company and its Affiliates and is intended to advance the best interests of the Company, its Affiliates, and its stockholders by providing those persons who have substantial responsibility for the management and growth of the Company and its Affiliates with additional incentives and an opportunity to obtain or increase their proprietary interest in the Company, thereby encouraging them to continue in the employ of the Company or any of its Affiliates.

1.2  Rule 16b-3 Plan. The Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and therefore the Plan is intended to comply with all applicable conditions of Rule 16b-3 (and all subsequent revisions thereof) promulgated under the 1934 Act. To the extent any provision of the Plan or action by the Board of Directors or Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. In addition, the Board of Directors may amend the Plan from time to time, as it deems necessary in order to meet the requirements of any amendments to Rule 16b-3 without the consent of the shareholders of the Company.

1.3  Effective Date of Plan. The Plan shall be effective _________, 2010 (the “Effective Date”), provided that within one year of the Effective Date, the Plan shall have been approved by at least a majority vote of stockholders voting in person or by proxy at a duly held stockholders’ meeting, or if the provisions of the corporate charter, by-laws or applicable state law prescribes a greater degree of stockholder approval for this action, the approval by the holders of that percentage, at a duly held meeting of stockholders. No Incentive Option, Nonqualified Option, Stock Appreciation Right, Restricted Stock Award or Performance Stock Award shall be granted pursuant to the Plan ten years after the Effective Date.

ARTICLE II - DEFINITIONS

The words and phrases defined in this Article shall have the meaning set out in these definitions throughout this Plan, unless the context in which any such word or phrase appears reasonably requires a broader, narrower, or different meaning.

2.1  “Affiliate” means any subsidiary corporation. The term “subsidiary corporation” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the action or transaction, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

2.2  “Award” means each of the following granted under this Plan: Incentive Option, Nonqualified Option, Stock Appreciation Right, Restricted Stock Award or Performance Stock Award.

2.3  “Board of Directors” means the board of directors of the Company.

2.4  “Code” means the Internal Revenue Code of 1986, as amended.

2.5  “Committee” means the Compensation Committee of the Board of Directors, or if no Compensation Committee has been formed, then it shall mean the entire Board of Directors. It is intended that the Committee shall be comprised solely of at least two members who are both Non-Employee Directors and Outside Directors; provided, however, that until such time as two such directors are available to serve in such roles, the failure to meet this requirement shall not affect the validity of any grants under this Plan.

2.6  “Company” means Oncolin Therapeutics, Inc., a Nevada corporation.

2.7  “Consultant” means any person, including an advisor, engaged by the Company or Affiliate to render services and who is compensated for such services.

2.8  “Eligible Persons” shall mean, with respect to the Plan, those persons who, at the time that an Award is granted, are (i) Employees and all other key personnel, including officers and directors, of the Company or Affiliate, or (ii) Consultants or independent contractors who provide valuable services to the Company or Affiliate as determined by the Committee.

2.9  “Employee” means a person employed by the Company or any Affiliate to whom an Award is granted.

2.10  “Fair Market Value” of the Stock as of any date means (a) the average of the high and low sale prices of the Stock on that date on the principal securities exchange on which the Stock is listed; or (b) if the Stock is not listed on a securities exchange, the average of the high and low sale prices of the Stock on that date as reported on the Nasdaq; or (c) if the Stock is not listed on the Nasdaq, the average of the high and low bid quotations for the Stock on that date as reported by the National Quotation Bureau Incorporated; or (d) if none of the foregoing is applicable, an amount at the election of the Committee equal to (x), the average between the closing bid and ask prices per share of Stock on the last preceding date on which those prices were reported or (y) that amount as determined by the Committee in good faith.

2.11  “Incentive Option” means an option to purchase Stock granted under this Plan which is designated as an “Incentive Option” and satisfies the requirements of Section 422 of the Code.

2.12  “Non-Employee Directors” means that term as defined in Rule 16b-3 under the 1934 Act.

2.13  “Nonqualified Option” means an option to purchase Stock granted under this Plan other than an Incentive Option.

2.14  “Option” means both an Incentive Option and a Nonqualified Option granted under this Plan to purchase shares of Stock.

2.15  “Option Agreement” means the written agreement by and between the Company and an Eligible Person, which sets out the terms of an Option.

2.16  “Outside Director” shall mean a member of the Board of Directors serving on the Committee who satisfies Section 162(m) of the Code.

2.17  “Plan” means the Oncolin Therapeutics, Inc. 2010 Stock Option Plan, as set out in this document and as it may be amended from time to time.

2.18  “Plan Year” means the Company’s fiscal year.

2.19  “Performance Stock Award” means an award of shares of Stock to be issued to an Eligible Person if specified predetermined performance goals are satisfied as described in Article VII.

2.20  “Restricted Stock” means Stock awarded or purchased under a Restricted Stock Agreement entered into pursuant to this Plan, together with (i) all rights, warranties or similar items attached or accruing thereto or represented by the certificate representing the stock and (ii) any stock or securities into which or for which the stock is thereafter converted or exchanged. The terms and conditions of the Restricted Stock Agreement shall be determined by the Committee consistent with the terms of the Plan.

2.21  “Restricted Stock Agreement” means an agreement between the Company or any Affiliate and the Eligible Person pursuant to which the Eligible Person receives a Restricted Stock Award subject to Article VI.

2.22  “Restricted Stock Award” means an Award of Restricted Stock.

2.23  “Restricted Stock Purchase Price” means the purchase price, if any, per share of Restricted Stock subject to an Award. The Committee shall determine the Restricted Stock Purchase Price. It may be greater than or less than the Fair Market Value of the Stock on the date of the Stock Award.

2.24  “Stock” means the common stock of the Company, $.001 par value, or, in the event that the outstanding shares of common stock are later changed into or exchanged for a different class of stock or securities of the Company or another corporation, that other stock or security.

2.25  “Stock Appreciation Right” and “SAR” means the right to receive the difference between the Fair Market Value of a share of Stock on the grant date and the Fair Market Value of the share of Stock on the exercise date.

2.26  “10% Stockholder” means an individual who, at the time the Option is granted, owns Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Affiliate. An individual shall be considered as owning the Stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants; and Stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust, shall be considered as being owned proportionately by or for its stockholders, partners, or beneficiaries.

ARTICLE III - ELIGIBILITY

The individuals who shall be eligible to receive Awards shall be those Eligible Persons of the Company or any of its Affiliates as the Committee shall determine from time to time. However, no member of the Committee shall be eligible to receive any Award or to receive Stock, Options, Stock Appreciation Rights, or any Performance Stock Award under any other plan of the Company or any of its Affiliates, if to do so would cause the individual not to be a Non-Employee Director or Outside Director. The Board of Directors may designate one or more individuals who shall not be eligible to receive any Award under this Plan or under other similar plans of the Company.

ARTICLE IV - GENERAL PROVISIONS RELATING TO AWARDS

4.1  Authority to Grant Awards. The Committee may grant to those Eligible Persons of the Company or any of its Affiliates, as it shall from time to time determine, Awards under the terms and conditions of this Plan. The Committee shall determine subject only to any applicable limitations set out in this Plan, the number of shares of Stock to be covered by any Award to be granted to an Eligible Person.

4.2  Dedicated Shares. The total number of shares of Stock with respect to which Awards may be granted under the Plan shall be 45,000,000 shares. The shares may be treasury shares or authorized but unissued shares. The number of shares stated in this Section 4.2 shall be subject to adjustment in accordance with the provisions of Section 4.5. In the event that any outstanding Award shall expire or terminate for any reason or any Award is surrendered, the shares of Stock allocable to the unexercised portion of that Award may again be subject to an Award under the Plan.

4.3  Non-transferability. Awards shall not be transferable by the Eligible Person otherwise than by will or under the laws of descent and distribution, or pursuant to a qualified domestic relations order (as defined by the Code or the rules thereunder), and shall be exercisable, during the Eligible Person’s lifetime, only by him or a transferee permitted by this Section 4. Any attempt to transfer an Award other than under the terms of the Plan and the Agreement shall terminate the Award and all rights of the Eligible Person to that Award.

4.4  Requirements of Law. The Company shall not be required to sell or issue any Stock under any Award if issuing that Stock would constitute or result in a violation by the Eligible Person or the Company of any provision of any law, statute, or regulation of any governmental authority. Specifically, in connection with any applicable statute or regulation relating to the registration of securities, upon exercise of any Option or pursuant to any Award, the Company shall not be required to issue any Stock unless the Committee has received evidence satisfactory to it to the effect that the holder of that Option or Award will not transfer the Stock except in accordance with applicable law, including receipt of an opinion of counsel satisfactory to the Company to the effect that any proposed transfer complies with applicable law. The determination by the Committee on this matter shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any Stock covered by this Plan pursuant to applicable securities laws of any country or any political subdivision. In the event the Stock issuable on exercise of an Option or pursuant to an Award is not registered, the Company may imprint on the certificate evidencing the Stock any legend that counsel for the Company considers necessary or advisable to comply with applicable law. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Option or vesting under an Award, or the issuance of shares pursuant thereto, to comply with any law or regulation of any governmental authority.

4.5  Changes in the Company’s Capital Structure.

                          (a)  The existence of outstanding Options or Awards shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or its rights, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a Stock dividend, or other increase or reduction of the number of shares of the Stock outstanding, without receiving compensation for it in money, services or property, then (a) the number, class, and per share price of shares of Stock subject to outstanding Options under this Plan shall be appropriately adjusted in such a manner as to entitle an Eligible Person to receive upon exercise of an Option, for the same aggregate cash consideration, the equivalent total number and class of shares he would have received had he exercised his Option in full immediately prior to the event requiring the adjustment; and (b) the number and class of shares of Stock then reserved to be issued under the Plan shall be adjusted by substituting for the total number and class of shares of Stock then reserved, that number and class of shares of Stock that would have been received by the owner of an equal number of outstanding shares of each class of Stock as the result of the event requiring the adjustment.

                           (b)  If the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, or if the Company is liquidated or sells or otherwise disposes of substantially all its assets while unexercised Options remain outstanding under this Plan (each of the foregoing referred to as a “Corporate Transaction”):

(i) Subject to the provisions of clause (ii) below, in the event of such a Corporate Transaction, any unexercised Options shall automatically accelerate so that they shall, immediately prior to the specified effective date for the Corporate Transaction become 100% vested and exercisable; provided, however, that any unexercised Options shall not accelerate if and to the extent such Option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof (the “Successor Corporation”) or to be replaced with a comparable award for the purchase of shares of the capital stock of the Successor Corporation. Whether or not any unexercised Option is assumed or replaced shall be determined by the Company and the Successor Corporation in connection with the Corporate Transaction. The Board of Directors shall make the determination of what constitutes a comparable award to the unexercised Option, and its determination shall be conclusive and binding. The unexercised Option shall terminate and cease to remain outstanding immediately following the consummation of the Corporate Transaction, except to the extent assumed by the Successor Corporation.

(ii)  All outstanding Options may be canceled by the Board of Directors as of the effective date of any Corporate Transaction, if (i) notice of cancellation shall be given to each holder of an Option and (ii) each holder of an Option shall have the right to exercise that Option in full (without regard to any limitations set out in or imposed under this Plan or the Option Agreement granting that Option) during a period set by the Board of Directors preceding the effective date of the merger, consolidation, liquidation, sale, or other disposition and, if in the event all outstanding Options may not be exercised in full under applicable securities laws without registration of the shares of Stock issuable on exercise of the Options, the Board of Directors may limit the exercise of the Options to the number of shares of Stock, if any, as may be issued without registration. The method of choosing which Options may be exercised, and the number of shares of Stock for which Options may be exercised, shall be solely within the discretion of the Board of Directors.

      (c)  After a merger of one or more corporations into the Company or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each Eligible Person shall be entitled to have his Restricted Stock and shares earned under a Performance Stock Award appropriately adjusted based on the manner the Stock was adjusted under the terms of the agreement of merger or consolidation.

(d)  In each situation described in this Section 4.5, the Committee will make similar adjustments, as appropriate, in outstanding Stock Appreciation Rights.

(e)  The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe for them, or upon conversion of shares or obligations of the Company convertible into shares or other securities, shall not affect, and no adjustment by reason of such issuance shall be made with respect to, the number, class, or price of shares of Stock then subject to outstanding Awards.

4.6  Election under Section 83(b) of the Code. No Employee shall exercise the election permitted under Section 83(b) of the Code without written approval of the Committee. Any Employee doing so shall forfeit all Awards issued to him under this Plan.

ARTICLE V - OPTIONS AND STOCK APPRECIATION RIGHTS

5.1  Type of Option. The Committee shall specify at the time of grant whether a given Option shall constitute an Incentive Option or a Nonqualified Option. Incentive Stock Options may only be granted to Employees.

5.2  Option Exercise Price. The price at which Stock may be purchased under an Incentive Option shall not be less than the greater of: (a) 100% of the Fair Market Value of the shares of Stock on the date the Option is granted or (b) the aggregate par value of the shares of Stock on the date the Option is granted. The Committee in its discretion may provide that the price at which shares of Stock may be purchased under an Incentive Option shall be more than 100% of Fair Market Value. In the case of any 10% Stockholder, the price at which shares of Stock may be purchased under an Incentive Option shall not be less than 110% of the Fair Market Value of the Stock on the date the Incentive Option is granted. The price at which shares of Stock may be purchased under a Nonqualified Option shall be such price as shall be determined by the Committee in its sole discretion but in no event lower than the par value of the shares of Stock on the date the Option is granted.

5.3  Duration of Options and SARS. No Option or SAR shall be exercisable after the expiration of ten (10) years from the date the Option or SAR is granted. In the case of a 10% Stockholder, no Incentive Option shall be exercisable after the expiration of five years from the date the Incentive Option is granted.

5.4  Amount Exercisable — Incentive Options. Each Option may be exercised from time to time, in whole or in part, in the manner and subject to the conditions the Committee, in its sole discretion, may provide in the Option Agreement, as long as the Option is valid and outstanding. To the extent that the aggregate Fair Market Value (determined as of the time an Incentive Option is granted) of the Stock with respect to which Incentive Options first become exercisable by the optionee during any calendar year (under this Plan and any other incentive stock option plan(s) of the Company or any Affiliate) exceeds $100,000, the portion in excess of $100,000 of the Incentive Option shall be treated as a Nonqualified Option. In making this determination, Incentive Options shall be taken into account in the order in which they were granted.

5.5  Exercise of Options. Each Option shall be exercised by the delivery of written notice to the Committee setting forth the number of shares of Stock with respect to which the Option is to be exercised, together with:

      (a)  cash, certified check, bank draft, or postal or express money order payable to the order of the Company for an amount equal to the option price of the shares;

(b)  stock at its Fair Market Value on the date of exercise (if approved in advance in writing by the Committee);

(c)  an election to make a cashless exercise through a registered broker-dealer (if approved in advance in writing by the Committee);

(d) an election to have shares of Stock, which otherwise would be issued on exercise, withheld in payment of the exercise price (if approved in advance in writing by the Committee); and/or

(e)  any other form of payment which is acceptable to the Committee, including without limitation, payment in the form of a promissory note, and specifying the address to which the certificates for the shares are to be mailed.

As promptly as practicable after receipt of written notification and payment, the Company shall deliver to the Eligible Person certificates for the number of shares with respect to which the Option has been exercised, issued in the Eligible Person’s name. If shares of Stock are used in payment, the aggregate Fair Market Value of the shares of Stock tendered must be equal to or less than the aggregate exercise price of the shares being purchased upon exercise of the Option, and any difference must be paid by cash, certified check, bank draft, or postal or express money order payable to the order of the Company. Delivery of the shares shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited the certificates in the United States mail, addressed to the Eligible Person, at the address specified by the Eligible Person.

Whenever an Option is exercised by exchanging shares of Stock owned by the Eligible Person, the Eligible Person shall deliver to the Company certificates registered in the name of the Eligible Person representing a number of shares of Stock legally and beneficially owned by the Eligible Person, free of all liens, claims, and encumbrances of every kind, accompanied by stock powers duly endorsed in blank by the record holder of the shares represented by the certificates (with signature guaranteed by a commercial bank or trust company or by a brokerage firm having a membership on a registered national stock exchange). The delivery of certificates upon the exercise of Options is subject to the condition that the person exercising the Option provides the Company with the information the Company might reasonably request pertaining to exercise, sale or other disposition.

5.6  Stock Appreciation Rights. All Eligible Persons shall be eligible to receive Stock Appreciation Rights. The Committee shall determine the SAR to be awarded from time to time to any Eligible Person. The grant of a SAR to be awarded from time to time shall neither entitle such person to, nor disqualify such person from, participation in any other grant of awards by the Company, whether under this Plan or any other plan of the Company. If granted as a stand-alone SAR Award, the terms of the Award shall be provided in a Stock Appreciation Rights Agreement.

5.7  Stock Appreciation Rights in Tandem with Options. Stock Appreciation Rights may, at the discretion of the Committee, be included in each Option granted under the Plan to permit the holder of an Option to surrender that Option, or a portion of the part which is then exercisable, and receive in exchange, upon the conditions and limitations set by the Committee, an amount equal to the excess of the Fair Market Value of the Stock covered by the Option, or the portion of it that was surrendered, determined as of the date of surrender, over the aggregate exercise price of the Stock. In the event of the surrender of an Option, or a portion of it, to exercise the Stock Appreciation Rights, the shares represented by the Option or that part of it which is surrendered, shall not be available for reissuance under the Plan. Each Stock Appreciation Right issued in tandem with an Option (a) will expire not later than the expiration of the underlying Option, (b) may be for no more than 100% of the difference between the exercise price of the underlying Option and the Fair Market Value of a share of Stock at the time the Stock Appreciation Right is exercised, (c) is transferable only when the underlying Option is transferable, and under the same conditions, and (d) may be exercised only when the underlying Option is eligible to be exercised.

5.8  Conditions of Stock Appreciation Rights. All Stock Appreciation Rights shall be subject to such terms, conditions, restrictions or limitations as the Committee deems appropriate, including by way of illustration but not by way of limitation, restrictions on transferability, requirement of continued employment, individual performance, financial performance of the Company, or payment of any applicable employment or withholding taxes.

5.9  Payment of Stock Appreciation Rights. The amount of payment to which the Eligible Person who reserves an SAR shall be entitled upon the exercise of each SAR shall be equal to the amount, if any by which the Fair Market Value of the specified shares of Stock on the exercise date exceeds the Fair Market Value of the specified shares of Stock on the date of grant of the SAR. The SAR shall be paid in either cash or Stock, as determined in the discretion of the Committee as set forth in the SAR agreement. If the payment is in Stock, the number of shares to be paid shall be determined by dividing the amount of such payment by the Fair Market Value of Stock on the exercise date of such SAR.

5.10  Exercise on Termination of Employment. Unless it is expressly provided otherwise in the Option or SAR agreement, Options and SAR’s granted to Employees shall terminate three months after severance of employment of the Employee from the Company and all Affiliates for any reason, with or without Cause (defined below), other than death, retirement under the then established rules of the Company, or severance for disability. The Committee shall determine whether authorized leave of absence or absence on military or government service shall constitute severance of the employment of the Employee at that time. Notwithstanding anything contained herein, no Option or SAR may be exercised after termination of employment for any reason (whether by death, disability, retirement or otherwise) if it has not vested as at the date of termination of employment. Cause shall mean any of the following: (A) conviction of a crime (including conviction on a nolo contendere plea) involving a felony or dishonesty, or moral turpitude; (B) deliberate and continual refusal to perform employment duties reasonably requested by the Company or an affiliate after thirty (30) days’ written notice by certified mail of such failure to perform, specifying that the failure constitutes cause (other than as a result of vacation, sickness, illness or injury); (C) fraud or embezzlement as determined by an independent certified public accountant firm; or (D) gross misconduct or gross negligence in connection with the business of the Company or an affiliate which has substantial effect on the Company or the affiliate.

                 5.11  Death. If, before the expiration of an Option or SAR, the Eligible Person, whether in the employ of the Company or after he has retired or was severed for disability, or otherwise dies, the Option or SAR may be exercised until the earlier of the Option’s or SAR’s expiration date or six months following the date of his death, unless it is expressly provided otherwise in the Option or SAR agreement. After the death of the Eligible Person, his executors, administrators, or any persons to whom his Option or SAR may be transferred by will or by the laws of descent and distribution shall have the right, at any time prior to the Option’s or SAR’s expiration or termination, whichever is earlier, to exercise it, to the extent to which he was entitled to exercise it immediately prior to his death, unless it is expressly provided otherwise in the Option or SAR’s agreement.

5.12  Retirement. Unless it is expressly provided otherwise in the Option Agreement, before the expiration of an Option or SAR, the Employee shall be retired in good standing from the employ of the Company under the then established rules of the Company, the Option or SAR may be exercised until the earlier of the Option’s or SAR’s expiration date or three months following the date of his retirement, unless it is expressly provided otherwise in the Option or SAR agreement.

5.13  Disability. If, before the expiration of an Option or SAR, the Employee shall be severed from the employ of the Company for disability, the Option or SAR shall terminate on the earlier of the Option’s or SAR’s expiration date or six months after the date he was severed because of disability, unless it is expressly provided otherwise in the Option or SAR agreement.

5.14  Substitution Options. Options may be granted under this Plan from time to time in substitution for stock options held by employees of other corporations who are about to become employees of or affiliated with the Company or any Affiliate as the result of a merger or consolidation of the employing corporation with the Company or any Affiliate, or the acquisition by the Company or any Affiliate of the assets of the employing corporation, or the acquisition by the Company or any Affiliate of stock of the employing corporation as the result of which it becomes an Affiliate of the Company. The terms and conditions of the substitute Options granted may vary from the terms and conditions set out in this Plan to the extent the Committee, at the time of grant, may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted.

5.15  Reload Options. Without in any way limiting the authority of the Board of Directors or Committee to make or not to make grants of Options hereunder, the Board of Directors or Committee shall have the authority (but not an obligation) to include as part of any Option Agreement a provision entitling the Eligible Person to a further Option (a “Reload Option”) in the event the Eligible Person exercises the Option evidenced by the Option Agreement, in whole or in part, by surrendering other shares of Stock in accordance with this Plan and the terms and conditions of the Option Agreement. Any such Reload Option (a) shall be for a number of shares equal to the number of shares surrendered as part or all of the exercise price of such Option; (b) shall have an expiration date which is the greater of (i) the same expiration date of the Option the exercise of which gave rise to such Reload Option or (ii) one year from the date of grant of the Reload Option; and (c) shall have an exercise price which is equal to one hundred percent (100%) of the Fair Market Value of the Stock subject to the Reload Option on the date of exercise of the original Option. Notwithstanding the foregoing, a Reload Option which is an Incentive Option and which is granted to a 10% Stockholder, shall have an exercise price which is equal to one hundred ten percent (110%) of the Fair Market Value of the Stock subject to the Reload Option on the date of exercise of the original Option and shall have a term which is no longer than five (5) years.

Any such Reload Option may be an Incentive Option or a Nonqualified Option, as the Board of Directors or Committee may designate at the time of the grant of the original Option; provided, however, that the designation of any Reload Option as an Incentive Option shall be subject to the provisions of the Code. There shall be no Reload Options on a Reload Option. Any such Reload Option shall be subject to the availability of sufficient shares under Section 4.2 herein and shall be subject to such other terms and conditions as the Board of Directors or Committee may determine which are not inconsistent with the express provisions of the Plan regarding the terms of Options.

5.16  No Rights as Stockholder. No Eligible Person shall have any rights as a stockholder with respect to Stock covered by his Option until the date a stock certificate is issued for the Stock.

ARTICLE VI - AWARDS

6.1  Restricted Stock Awards. The Committee may issue shares of Stock to an Eligible Person subject to the terms of a Restricted Stock Agreement. The Restricted Stock may be issued for no payment by the Eligible Person or for a payment below the Fair Market Value on the date of grant. Restricted Stock shall be subject to restrictions as to sale, transfer, alienation, pledge or other encumbrance and generally will be subject to vesting over a period of time specified in the Restricted Stock Agreement. The Committee shall determine the period of vesting, the number of shares, the price, if any, of Stock included in a Restricted Stock Award, and the other terms and provisions which are included in a Restricted Stock Agreement.

6.2  Restrictions. Restricted Stock shall be subject to the terms and conditions as determined by the Committee, including without limitation, any or all of the following:

(a)  a prohibition against the sale, transfer, alienation, pledge, or other encumbrance of the shares of Restricted Stock, such prohibition to lapse (i) at such time or times as the Committee shall determine (whether in annual or more frequent installments, at the time of the death, disability, or retirement of the holder of such shares, or otherwise);

(b)  a requirement that the holder of shares of Restricted Stock forfeit, or in the case of shares sold to an Eligible Person, resell back to the Company at his cost, all or a part of such shares in the event of termination of the Eligible Person’s employment during any period in which the shares remain subject to restrictions;

(c)  a prohibition against employment of the holder of Restricted Stock by any competitor of the Company or its Affiliates, or against such holder’s dissemination of any secret or confidential information belonging to the Company or an Affiliate;

(d)  unless stated otherwise in the Restricted Stock Agreement, (i) if restrictions remain at the time of severance of employment with the Company and all Affiliates, other than for reason of disability or death, the Restricted Stock shall be forfeited; and (ii) if severance of employment is by reason of disability or death, the restrictions on the shares shall lapse and the Eligible Person or his heirs or estate shall be 100% vested in the shares subject to the Restricted Stock Agreement.

6.3  Stock Certificate. Shares of Restricted Stock shall be registered in the name of the Eligible Person receiving the Restricted Stock Award and deposited, together with a stock power endorsed in blank, with the Company. Each such certificate shall bear a legend in substantially the following form:

“The transferability of this certificate and the shares of Stock represented by it is restricted by and subject to the terms and conditions (including conditions of forfeiture) contained in the Oncolin Therapeutics, Inc. 2010 Stock Option Plan, and an agreement entered into between the registered owner and the Company. A copy of the Plan and agreement is on file in the office of the Secretary of the Company.”

6.4  Rights as Stockholder. Subject to the terms and conditions of the Plan, each Eligible Person receiving a certificate for Restricted Stock shall have all the rights of a stockholder with respect to the shares of Stock included in the Restricted Stock Award during any period in which such shares are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares. Dividends paid with respect to shares of Restricted Stock in cash or property other than Stock in the Company or rights to acquire stock in the Company shall be paid to the Eligible Person currently. Dividends paid in Stock in the Company or rights to acquire Stock in the Company shall be added to and become a part of the Restricted Stock.

6.5  Lapse of Restrictions. At the end of the time period during which any shares of Restricted Stock are subject to forfeiture and restrictions on sale, transfer, alienation, pledge, or other encumbrance, such shares shall vest and will be delivered in a certificate, free of all restrictions, to the Eligible Person or to the Eligible Person’s legal representative, beneficiary or heir; provided the certificate shall bear such legend, if any, as the Committee determines is reasonably required by applicable law. By accepting a Stock Award and executing a Restricted Stock Agreement, the Eligible Person agrees to remit when due any federal and state income and employment taxes required to be withheld.

6.6 Restriction Period. No Restricted Stock Award may provide for restrictions continuing beyond ten (10) years from the date of grant.

ARTICLE VII - PERFORMANCE STOCK AWARDS

7.1  Award of Performance Stock. The Committee may award shares of Stock, without any payment for such shares, to designated Eligible Persons if specified performance goals established by the Committee are satisfied. The terms and provisions herein relating to these performance-based awards are intended to satisfy Section 162(m) of the Code and regulations issued thereunder. The designation of an employee eligible for a specific Performance Stock Award shall be made by the Committee in writing prior to the beginning of the period for which the performance is measured (or within such period as permitted by IRS regulations). The Committee shall establish the maximum number of shares of Stock to be issued to a designated Employee if the performance goal or goals are met. The Committee reserves the right to make downward adjustments in the maximum amount of an Award if in its discretion unforeseen events make such adjustment appropriate.

7.2  Performance Goals. Performance goals determined by the Committee may be based on specified increases in cash flow; net profits; Stock price; Company, segment, or Affiliate sales; market share; earnings per share; return on assets; and/or return on stockholders’ equity.

7.3  Eligibility. The employees eligible for Performance Stock Awards are the senior officers (i.e., chief executive officer, president, vice presidents, secretary, treasurer, and similar positions) of the Company and its Affiliates, and such other employees of the Company and its Affiliates as may be designated by the Committee.

7.4  Certificate of Performance. The Committee must certify in writing that a performance goal has been attained prior to issuance of any certificate for a Performance Stock Award to any Employee. If the Committee certifies the entitlement of an Employee to the Performance Stock Award, the certificate will be issued to the Employee as soon as administratively practicable, and subject to other applicable provisions of the Plan, including but not limited to, all legal requirements and tax withholding. However, payment may be made in shares of Stock, in cash, or partly in cash and partly in shares of Stock, as the Committee shall decide in its sole discretion. If a cash payment is made in lieu of shares of Stock, the number of shares represented by such payment shall not be available for subsequent issuance under this Plan.

ARTICLE VIII - ADMINISTRATION

The Committee shall administer the Plan. All questions of interpretation and application of the Plan and Awards shall be subject to the determination of the Committee. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by a majority of the members shall be as effective as if it had been made by a majority vote at a meeting properly called and held. This Plan shall be administered in such a manner as to permit the Options, which are designated to be Incentive Options, to qualify as Incentive Options. In carrying out its authority under this Plan, the Committee shall have full and final authority and discretion, including but not limited to the following rights, powers and authorities, to:

(a)  determine the Eligible Persons to whom and the time or times at which Options or Awards will be made;

(b)  determine the number of shares and the purchase price of Stock covered in each Option or Award, subject to the terms of the Plan;

(c)  determine the terms, provisions, and conditions of each Option and Award, which need not be identical;

(d)  accelerate the time at which any outstanding Option or SAR may be exercised, or Restricted Stock Award will vest;

(e)  define the effect, if any, on an Option or Award of the death, disability, retirement, or termination of employment of the Employee;

(f)  prescribe, amend and rescind rules and regulations relating to administration of the Plan; and

(g)  make all other determinations and take all other actions deemed necessary, appropriate, or advisable for the proper administration of this Plan.

The actions of the Committee in exercising all of the rights, powers, and authorities set out in this Article and all other Articles of this Plan, when performed in good faith and in its sole judgment, shall be final, conclusive and binding on all parties.

ARTICLE IX - AMENDMENT OR TERMINATION OF PLAN

The Board of Directors of the Company may amend, terminate or suspend this Plan at any time, in its sole and absolute discretion; provided, however, that to the extent required to qualify this Plan under Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended, no amendment that would (a) materially increase the number of shares of Stock that may be issued under this Plan, (b) materially modify the requirements as to eligibility for participation in this Plan, or (c) otherwise materially increase the benefits accruing to participants under this Plan, shall be made without the approval of the Company’s stockholders; provided further, however, that to the extent required to maintain the status of any Incentive Option under the Code, no amendment that would (a) change the aggregate number of shares of Stock which may be issued under Incentive Options, (b) change the class of employees eligible to receive Incentive Options, or (c) decrease the Option price for Incentive Options below the Fair Market Value of the Stock at the time it is granted, shall be made without the approval of the Company’s stockholders. Subject to the preceding sentence, the Board of Directors shall have the power to make any changes in the Plan and in the regulations and administrative provisions under it or in any outstanding Incentive Option as in the opinion of counsel for the Company may be necessary or appropriate from time to time to enable any Incentive Option granted under this Plan to continue to qualify as an incentive stock option or such other stock option as may be defined under the Code so as to receive preferential federal income tax treatment.

ARTICLE X - MISCELLANEOUS

10.1  No Establishment of a Trust Fund. No property shall be set aside nor shall a trust fund of any kind be established to secure the rights of any Eligible Person under this Plan. All Eligible Persons shall at all times rely solely upon the general credit of the Company for the payment of any benefit which becomes payable under this Plan.

10.2  No Employment Obligation. The granting of any Option or Award shall not constitute an employment contract, express or implied, nor impose upon the Company or any Affiliate any obligation to employ or continue to employ any Eligible Person. The right of the Company or any Affiliate to terminate the employment of any person shall not be diminished or affected by reason of the fact that an Option or Award has been granted to him.

10.3  Forfeiture. Notwithstanding any other provisions of this Plan, if the Committee finds by a majority vote after full consideration of the facts that an Eligible Person, before or after termination of his employment with the Company or an Affiliate for any reason (a) committed or engaged in fraud, embezzlement, theft, commission of a felony, or proven dishonesty in the course of his employment by the Company or an Affiliate, which conduct damaged the Company or Affiliate, or disclosed trade secrets of the Company or an Affiliate, or (b) participated, engaged in or had a material, financial, or other interest, whether as an employee, officer, director, consultant, contractor, stockholder, owner, or otherwise, in any commercial endeavor in the United States which is competitive with the business of the Company or an Affiliate without the written consent of the Company or Affiliate, the Eligible Person shall forfeit all outstanding Options and all outstanding Awards, and including all exercised Options and other situations pursuant to which the Company has not yet delivered a stock certificate. Clause (b) shall not be deemed to have been violated solely by reason of the Eligible Person’s ownership of stock or securities of any publicly owned corporation, if that ownership does not result in effective control of the corporation.

The decision of the Committee as to the cause of an Employee’s discharge, the damage done to the Company or an Affiliate, and the extent of an Eligible Person’s competitive activity shall be final. No decision of the Committee, however, shall affect the finality of the discharge of the Employee by the Company or an Affiliate in any manner.

10.4  Tax Withholding. The Company or any Affiliate shall be entitled to deduct from other compensation payable to each Eligible Person any sums required by federal, state, or local tax law to be withheld with respect to the grant or exercise of an Option or SAR, lapse of restrictions on Restricted Stock, or award of Performance Stock. In the alternative, the Company may require the Eligible Person (or other person exercising the Option, SAR or receiving the Stock) to pay the sum directly to the employer corporation. If the Eligible Person (or other person exercising the Option or SAR or receiving the Stock) is required to pay the sum directly, payment in cash or by check of such sums for taxes shall be delivered within 10 days after the date of exercise or lapse of restrictions. The Company shall have no obligation upon exercise of any Option or lapse of restrictions on Stock until payment has been received, unless withholding (or offset against a cash payment) as of or prior to the date of exercise or lapse of restrictions is sufficient to cover all sums due with respect to that exercise. The Company and its Affiliates shall not be obligated to advise an Eligible Person of the existence of the tax or the amount which the employer corporation will be required to withhold.

10.5  Written Agreement. Each Option and Award shall be embodied in a written agreement which shall be subject to the terms and conditions of this Plan and shall be signed by the Eligible Person and by a member of the Committee on behalf of the Committee and the Company or an executive officer of the Company, other than the Eligible Person, on behalf of the Company. The agreement may contain any other provisions that the Committee in its discretion shall deem advisable which are not inconsistent with the terms of this Plan.

10.6  Indemnification of the Committee and the Board of Directors. With respect to administration of this Plan, the Company shall indemnify each present and future member of the Committee and the Board of Directors against, and each member of the Committee and the Board of Directors shall be entitled without further act on his part to indemnity from the Company for, all expenses (including attorney’s fees, the amount of judgments, and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit, or proceeding in which he may be involved by reason of his being or having been a member of the Committee and/or the Board of Directors, whether or not he continues to be a member of the Committee and/or the Board of Directors at the time of incurring the expenses, including, without limitation, matters as to which he shall be finally adjudged in any action, suit or proceeding to have been found to have been negligent in the performance of his duty as a member of the Committee or the Board of Directors. However, this indemnity shall not include any expenses incurred by any member of the Committee and/or the Board of Directors in respect of matters as to which he shall be finally adjudged in any action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as a member of the Committee and the Board of Directors. In addition, no right of indemnification under this Plan shall be available to or enforceable by any member of the Committee and the Board of Directors unless, within 60 days after institution of any action, suit or proceeding, he shall have offered the Company, in writing, the opportunity to handle and defend same at its own expense. This right of indemnification shall inure to the benefit of the heirs, executors or administrators of each member of the Committee and the Board of Directors and shall be in addition to all other rights to which a member of the Committee and the Board of Directors may be entitled as a matter of law, contract, or otherwise.

10.7  Gender. If the context requires, words of one gender when used in this Plan shall include the others and words used in the singular or plural shall include the other.

10.8  Headings. Headings of Articles and Sections are included for convenience of reference only and do not constitute part of the Plan and shall not be used in construing the terms of the Plan.

10.9  Other Compensation Plans. The adoption of this Plan shall not affect any other stock option, incentive or other compensation or benefit plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees of the Company or any Affiliate.

                  10.10  Other Options or Awards. The grant of an Option or Award shall not confer upon the Eligible Person the right to receive any future or other Options or Awards under this Plan, whether or not Options or Awards may be granted to similarly situated Eligible Persons, or the right to receive future Options or Awards upon the same terms or conditions as previously granted.

                   10.11  Governing Law. The provisions of this Plan shall be construed, administered, and governed under the laws of the State of Texas.